AMENDMENT TO TERM LOAN AGREEMENT
     This amendment is dated as of the 20 May of December, 1996 between NATIONAL CONSUMER COOPERATIVE BANK ("Company") and COMERICA BANK ("Bank") in connection with that certain Term Loan Agreement dated December 29, 1995 between Company and Bank ("Agreement").

     WHEREAS, Company and Bank desire to amend the Agreement in certain respects;

     THEREFOR, it is agreed:

1. Section 6.2 (f)(ii) of the Agreement is amended by replacing the word "Declare" appearing as the first word of such Section with the words "Except" as otherwise permitted under the terms of the Senior Note Agreements, declare..."

2. Except as specifically amended hereby, all of the terms and conditions of the Agreement remain in full force and effect.

     Executed as of the date first entered above.

                                         NATIONAL CONSUMER COOPERATIVE BANK

                                         By:
                                         Its:

                                         COMERICA BANK
                                         By:
                                         Its: